SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2004

Valley Community Bancshares, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Washington (State or other jurisdiction of incorporation)	000-30447 (Commission File Number)	91-1913479 (IRS Employer Identification No.)

1307 East Main, Puyallup, Washington 98372
(Address of Principal Executive Offices/Zip Code)

(253) 848-2316
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective November 24, 2004, Denny D. Elvins was appointed to the Board of Directors of Valley Community Bancshares, Inc. (“the Company”). Mr. Elvins will be subject to election at the Company’s 2005 Annual Meeting of Shareholders for a term expiring at the Company’s 2007 Annual Meeting of Shareholders.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated: November 26, 2004

VALLEY COMMUNITY BANCSHARES, INC.

By:	/s/ DAVID H. BROWN

David H. Brown
President and Chief Executive Officer

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